WARRANTS	12 Months Ended
Dec. 31, 2025
Disclosure Warrants Abstract
WARRANTS

NOTE 13 – WARRANTS

We account for stock warrants as either equity instruments or derivative liabilities depending on the specific terms of the warrant agreement. Stock warrants are accounted for as derivative liabilities under FASB Accounting Standard Codification (ASC) 815, Derivatives and Hedging (ASC 815) if the stock warrants allow for cash settlement or provide for modification of the warrant exercise price in the event subsequent sales of common stock are at a lower price per share than the then-current warrant exercise price. We classify derivative warrant liabilities on the balance sheet as a current liability, which is revalued at each balance sheet date subsequent to the initial issuance of the stock warrant.

Equity-classified Warrants

In connection with the offering of the Company’s shares on February 25, 2025 (Note 12), the Company issued placement agent warrants as additional compensation. These warrants provide the Placement Agent the right to purchase up to 41,380 pre-split number of Ordinary Shares (representing 4% of the Shares sold in the offering) at an exercise price of $0.78 per share. The warrants are immediately exercisable, transferable in whole or in part, and expire three years from the date of grant. These warrants were consolidated into 4,138 post-split number of shares upon the Share Consolidation on December 30, 2025.

The Company classified these warrants as equity instruments because they meet the criteria for equity classification under ASC 815-40 since they are indexed to the Company’s own stock and do not obligate the Company to settle in cash.

The fair value of the warrants was estimated at the grant date using the Black-Scholes option pricing model. The allocated value of the warrants was approximately $16,769, which was recorded as a direct reduction of additional paid-in capital (APIC), net against the proceeds from the offering. The fair value was determined using the following assumptions:

Expected volatility	152.88%
Risk-free interest rate	4.03%
Expected dividend	—
Contractual life of the warrant	3 years